ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

-AllianceBernstein 2000 Retirement Strategy

-AllianceBernstein 2005 Retirement Strategy

-AllianceBernstein 2010 Retirement Strategy

-AllianceBernstein 2015 Retirement Strategy

-AllianceBernstein 2020 Retirement Strategy

-AllianceBernstein 2025 Retirement Strategy

-AllianceBernstein 2030 Retirement Strategy

-AllianceBernstein 2035 Retirement Strategy

-AllianceBernstein 2040 Retirement Strategy

-AllianceBernstein 2045 Retirement Strategy

-AllianceBernstein 2050 Retirement Strategy

-AllianceBernstein 2055 Retirement Strategy

Supplement dated September 23, 2010 to the Prospectus dated December 31, 2009, as revised April 16, 2010, and the Summary Prospectuses dated April 16, 2010, of AllianceBernstein Retirement Strategies offering Class A, Class B, Class C, and Advisor Class shares of AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy, and AllianceBernstein 2055 Retirement Strategy and to the Prospectus dated December 31, 2009, as revised April 16, 2010, and the Summary Prospectuses dated April 16, 2010, of AllianceBernstein Retirement Strategies offering Class A, Class R, Class K, and Class I shares of AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy, and AllianceBernstein 2055 Retirement Strategy.

Each of the strategies listed above are hereinafter referred to as the Strategies.

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The Strategies invest in a combination of Portfolios (the “Underlying Portfolios”) of The AllianceBernstein Pooling Portfolios (the “Trust”) representing a variety of asset classes and investment styles. One of these Underlying Portfolios is the AllianceBernstein Global Real Estate Investment Portfolio (the “Portfolio”). On September 22, 2010, the Board of Trustees (the “Trustees”) of the Trust approved proposals to rename the Portfolio the “AllianceBernstein Real Asset Portfolio” (the “Real Asset Portfolio”) and to change its investment objective and certain investment policies. The Portfolio’s new investment goals are to maximize real return over inflation.

The Strategies’ allocation of investments is intended to diversify their investments among various asset classes, such as stocks and bonds. The Portfolio was intended to provide additional diversification. AllianceBernstein L.P., the Strategies’ investment adviser (the “Adviser”), recommended the changes to the Portfolio’s investment objective and policies because it concluded that the Real Asset Portfolio’s dynamic allocation among inflation-sensitive asset classes, including real estate securities, would provide better diversification than the Portfolio’s current focus principally on real estate securities.

As approved by the Trustees, the Portfolio’s new non-fundamental investment objective would be changed from “total return from a combination of income and long-term growth of capital” to “to maximize real return over inflation”. Consistent with the change in its name, the Portfolio’s investment policy of investing at least 80% of its net assets in equity securities of real estate investment trusts, and other real estate industry companies, such as real estate operating companies, would be eliminated and the Portfolio would instead pursue an aggressive strategy involving a variety of asset classes. The Portfolio’s investment objective, name and policy changes are currently expected to become effective on or about December 31, 2010.

The Real Asset Portfolio will invest primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Portfolio expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in the rate of inflation: inflation-protected fixed-income securities, such as Treasury Inflation-Protected Securities or TIPS, and similar bonds issued by governments outside of the U.S., commodities, commodity-related stocks, real estate securities, utility securities, infra-structure related securities, currencies, and securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate). The Portfolio expects its investments in fixed-income securities to have a broad range of maturities and quality levels. The Portfolio’s investments, other than inflation-protected securities, will focus equally on commodity-related equity securities, commodities and commodities derivatives, and real-estate equity securities.

The Real Asset Portfolio may invest significantly in derivatives, such as options, futures, forwards and swap agreements, and intends to use leverage for investment purposes. The Real Asset Portfolio will seek to gain exposure to physical commodities traded in the commodities markets through investments in derivatives, including investments in commodity index-linked notes. The Real Asset Portfolio expects to make these investments primarily through investing up to 25% of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands.

The asset allocation of the Strategies will change slightly for certain of the Strategies that are intended for older investors reflecting their vulnerability to inflation risk. These Strategies are the 2000 through 2035 Retirement Strategies. These changes are reflected in the glidepath below and range from 1.5% to 3%. The total asset allocation for the Real Asset Portfolio is for all Strategies 10% or less.

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This Supplement should be read in conjunction with the Prospectuses for the Strategies.

You should retain this Supplement with your Prospectuses for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

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